UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2006
(February 2, 2006)

SUNOCO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-6841	23-1743282
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

1735 Market Street, Suite LL, Philadelphia, PA	19103-7583
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 below is incorporated by reference.

As of February 2, 2006, Sunoco, Inc. (“Sunoco” or the “Company”) entered into agreements with Michael J. Hennigan and Vincent J. Kelley, newly elected Senior Vice Presidents of Sunoco, providing for indemnification in accordance with customary terms and conditions.

The form of such Amended and Restated Indemnification Agreement was filed as Exhibit 10.1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, filed May 7, 2004, and is incorporated herein by reference. A copy of the Amended Schedule to the Form of the Amended and Restated Indemnification Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 2, 2006, the Board of Directors of Sunoco, Inc. elected Joel E. Maness to Executive Vice President, Refining and Supply. In addition, the Board of Directors elected the following two new officers: Michael J. Hennigan to Senior Vice President, Supply, Trading, Sales and Transportation, and Vincent J. Kelley to Senior Vice President, Refining.

Mr. Maness, 55, prior to his election, served as Senior Vice President, Refining and Supply since September 2001. He served as Senior Vice President, Northeast Refining from November 2000 to September 2001. Mr. Maness will also serve as Chairman of Sunoco’s Operating Committee.

Mr. Hennigan, 46, prior to his election, served as Vice President of Product Trading, Sales and Supply since March 2001. From October 2000 to March 2001, he served as General Manager of Northeast Refining Wholesale Fuels, Marketing and Product Supply. In his new position, Mr. Hennigan will be responsible for all commercial supply and trading activities involving crude oil and refined products, as well as wholesale marketing and transportation operations.

Mr. Kelley, 46, prior to his election, served as Vice President, Northeast Refining, since March 2001. From September 2000, when he joined Sunoco, to March 2001, he served as Manager of the Philadelphia Refinery. In his new position, Mr. Kelley will be responsible for the management of the Philadelphia, Marcus Hook, Eagle Point, Toledo and Tulsa refineries.

A copy of the press release announcing these elections is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	The Amended Schedule to the Form of the Amended and Restated Indemnification Agreement.

99.1	Press Release dated February 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO, INC. (Registrant)

Date: February 8, 2006	By:	/s/ Joseph P. Krott
Joseph P. Krott
Comptroller
(Principal Accounting Officer)